SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:
    [ ] Preliminary Proxy Statement        [ ] Confidential For Use of
                                               the Commission Only (as
                                               Permitted by Rule 14a-6(e)(2)
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PORTSMOUTH SQUARE, INC.
                  -----------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                  -----------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act
        Rules 14a-6(I)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------
    (5) Total Fee Paid:
-------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
-------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------
    (3) Filing Party:
-------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------

                           PORTSMOUTH SQUARE, INC.
                              820 MORAGA DRIVE
                         LOS ANGELES, CALIFORNIA 90049
                               (310) 889-2500

                         --------------------------------

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON January 31, 2002



To the Shareholders of Portsmouth Square, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Portsmouth Square, Inc. ("Portsmouth" or the "Company") will be held on January 31, 2002 at 3:30 P.M. at the Luxe Summit Hotel Bel-Air located at 11461 Sunset Boulevard, Angeles, California 90049 for the purpose of considering and acting on the following:

    1. To elect five Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

    2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending June 30, 2002; and

    3. To consider and act upon any other matters that may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on December 19, 2001 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof.

Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

 Dated: December 21, 2001

                                         By Order of the Board of Directors,

                                         /S/ Michael G. Zybala

                                         Michael G. Zybala
                                         Secretary

                            PORTSMOUTH SQUARE, INC.
                               820 MORAGA DRIVE
                         LOS ANGELES, CALIFORNIA 90049
                               (310) 889-2500

                             -------------------
                              PROXY STATEMENT
                             -------------------


                        ANNUAL MEETING OF SHAREHOLDERS
                              January 31, 2002


The Board of Directors of Portsmouth Square, Inc. (the "Company" or "Portsmouth") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held January 31, 2002 or at any adjournment or adjournments thereof.

This Proxy Statement and the accompanying Proxy are first being sent to Shareholders on or about January 2, 2002. Only shareholders of record at the close of business on December 19, 2001 are entitled to notice of, and to vote at, the Annual Meeting.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

You may vote at the Annual Meeting only shares that you owned of record on December 19, 2001. There were 734,183 shares of stock outstanding on that date. A majority, or 367,092 of those shares will constitute a quorum for the transaction of business at this meeting. Each share is entitled to one
vote   on each matter to be presented at the meeting.  Unless cumulative voting is elected as described under "Election of Directors" below, the affirmative vote of the holders of the majority of the shares of the Company's stock present or represented at the meeting and entitled to vote is required to elect directors and ratify or approve the other item being voted on at this time.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they sold stock of the Company and to request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy-soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                                 PROPOSAL 1

                            ELECTION OF DIRECTORS

The Company's Board of Directors presently consists of five directors. We propose to elect five directors, each to hold office until we have the next Annual Meeting and until his successor is elected and qualified. The Board of Directors has nominated John V. Winfield, Jerold R. Babin, Josef A. Grunwald, John C. Love and William J. Nance. The person named in the enclosed form of proxy will vote it for the election of the nominees listed below unless you instruct him otherwise, or a nominee is unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors.

The California Corporations Code, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Cumulating votes means that you can take the total number of votes you have for all directors and distribute them among one or more nominees as you see fit. For example, assume you have 100 shares. We have five directors so you have a total of 5 x 100 = 500 votes. You could give all 500 votes to one person or 250 votes to each of two nominees, or 100 votes to each of five nominees. You can use this power only under the circumstances described herein. If cumulative voting is elected, the enclosed form of proxy gives the proxy discretion to cumulate votes so that he can elect the maximum possible number of the nominees identified below.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominees by so indicating in the manner described in the form of proxy. However, the number of votes authorized by the form of proxy will not be affected and the named proxies could probably offset any such action by using cumulative voting if they thought it necessary. Under the California Corporations Code any shareholder or any person who claims to have been denied the right to vote may apply to a state superior court for a determination of the validity of any election or appointment of any director.

                     DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company. There is no relationship by blood, marriage or adoption among the Directors and Officers. All Directors serve one-year terms with their terms expiring at the Annual Meeting. All Officers of the Company are elected or appointed by the Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of the Board.

                                                                      Shares of
                                                                     Common Stock
                                                                     Beneficially
                                  Present                              Owned on         Percent
                                  Position            Director        December 19,          of
Name             Age           With the Company         Since             2001          Class (1)
-------------------------------------------------------------------------------------------------
John V. Winfield (2)   55     Chairman of the Board,   1996                  0(4)         0.0%
                              President and Chief
                              Executive Officer

Jerold R. Babin (3)    69     Director                 1996             48,345            6.6%

John C. Love           61     Director                 1998                  0(4)         0.0%

Josef A. Grunwald      53     Director                 1996                  0            0.0%

William J. Nance       57     Director,                1996                  0(4)         0.0%

Michael G. Zybala      49     Vice President,          N/A                   0            0.0%
                              Secretary, Treasurer
                              and General Counsel
Santa Fe Financial                                                     505,142           68.8%
 Corporation (4)

All of the above as a group (5)                                        553,487           75.4%
------------------------------

(1) Based on 734,183 common shares issued and outstanding as of December 19, 2001.

(2) John V. Winfield is the sole beneficial owner of 49,400 shares of Portsmouth's majority owner Santa Fe Financial Corporation ("Santa Fe"). The InterGroup Corporation is the beneficial owner of 569,396 common shares and 63,600 convertible voting preferred shares of Santa Fe. As the President and Chairman of the Board of InterGroup, Mr. Winfield has voting and dispositive power over a total of 682,396 shares of Santa Fe which represents 54.9% of the voting power of Santa Fe.

(3) Jerold R. Babin claims sole voting power over the 48,345 shares identified herein, of which he has sole dispositive power over 9,667 shares held in his retirement account. He claims shared dispositive power with his wife over 38,478 shares which they hold as trustees of a family trust.

(4) Santa Fe Financial Corporation is the record and beneficial owner of 505,142 shares of the common shares of Portsmouth. As directors of Santa Fe, Messrs. Winfield, Nance and Love have the power to direct the vote of the shares of Portsmouth owned by Santa Fe.

(5) As a group, the directors of Portsmouth owned a total of 682,396 shares of Santa Fe's common and preferred stock as of December 19, 2001, which represents 54.9% of the voting power of Santa Fe.

            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during fiscal 2000 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

BUSINESS EXPERIENCE:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield - Mr. Winfield was first elected to the Board in May of 1996 and currently serves as the Company's Chairman of the Board, President and Chief Executive Officer. Mr. Winfield is also Chairman of the Board, President and Chief Executive Officer of Portsmouth's parent company Santa Fe Financial Corporation, having held those positions since April 1996. Mr. Winfield is Chairman of the Board, President and Chief Executive Officer of The InterGroup Corporation ("InterGroup"), a public company, and has held those positions since 1987. Mr. Winfield is also Chairman of the Board of Healthy Planet Products, Inc., a public company ("HPP"), having first been appointed as a Director in September 1997 and elected Chairman on August 5, 1998. Mr. Winfield also serves as Chairman of the Board of Etz Lavud, a public company.

Jerold R. Babin - Mr. Babin was appointed as a Director of the Company on February 1996. Mr. Babin has been a retail securities broker for the past 37 years. From 1989 to present, he has worked for Prudential Securities, where he currently holds the title of First Vice-President.

John C. Love - Mr. Love was appointed a Director of the Company on March 5, 1998. Mr. Love is an international hospitality and tourism consultant based in Orinda, California. He was formerly a partner in the national CPA and consulting firm of Pannel Kerr and Forster. Mr. Love has extensive experience in hotel development, acquisition and development. He is Chairman Emeritus of Golden Gate University in San Francisco. Mr. Love is also a Director of Santa Fe, having first been appointed on March 2, 1999 and a Director of InterGroup, having first been appointed in January 1998.

Josef A. Grunwald - Mr. Grunwald was elected as a Director of the Company in May 1996. Mr. Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald is also a Director of InterGroup, having held that position since 1987 and also serves as a director of Etz Lavud, Ltd.

William J. Nance - Mr. Nance was first elected to the Board in May 1996. Mr. Nance is also a Director of Santa Fe. He is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. He has also served as a consultant in the acquisition and disposition of multi-family and commercial real estate. Mr. Nance is a Certified Public Accountant and, from 1970 to 1976, was employed by Kenneth Leventhol & Company where he was a Senior Accountant specializing in the area of REITS and restructuring of real estate companies, mergers and acquisitions, and all phases of real estate development and financing. Mr. Nance is a Director and the Treasurer of InterGroup and has held such positions since 1984. Mr. Nance also serves as a Director of HPP, having first been elected on August 5, 1998.

Michael G. Zybala - Mr. Zybala was appointed as Vice President and Secretary of the Company on February 20, 1998 and was appointed Treasurer on May 16, 2000. He is also Vice President, Secretary, Treasurer and General Counsel of Santa Fe. Mr. Zybala has served as the Company's General Counsel since 1995 and has represented the Company as its corporate counsel since 1978. Mr. Zybala is a Director of HPP and serves as the company's Secretary. He was appointed as a Director of HPP on June 17, 1998 and elected as Secretary on August 5, 1998. Mr. Zybala also serves as Vice President Operations and Assistant Secretary of InterGroup, having been appointed to those positions in January 1999.


Board Meetings

For the fiscal year ended June 30, 2001, the Board of Directors held five meetings, with no incumbent director attending (whether in person, telephonically or by written consent) fewer than 75 percent of the meetings held during the period for which he has been a director.

Committees

The Company has established two standing committees, a Securities Investment Committee and an Audit Committee. The Company does not have any standing nominating or compensation committees of the Board of Directors.

On March 17, 1998, the Company established a Securities Investment Committee to establish guidelines and to review the Company's investment policies. The members of that committee are Directors John V. Winfield (Chair), John C. Love and William J. Nance. During fiscal 2001, the Securities Investment Committee held two meetings, in person, telephonically or by written consent with, all members attending each meeting.

The Company is a Small Business Filer under SEC rules. The Company's Audit Committee is comprised of Messrs. Nance (Chairperson) and Love, each of who are independent directors (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, as applicable and as may be modified or supplemented. Each of these directors also meets the financial management expertise test. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee held five meetings during the 2001 Fiscal Year. On June 8, 2000, the Company's Board of Directors adopted a written charter for the Audit Committee. A copy of that written charter is attached as Appendix A to this proxy statement.


                         AUDIT COMMITTEE REPORT

The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; recommend to the Board of Directors the appointment of the Company's independent accountants; review and appraise the audit efforts of the Company's independent accountants; and provide an open avenue of communications among the independent accountants, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2001, the Company retained its independent accountants, PricewaterhouseCoopers LLP, to provide services in the following categories and amounts:

                  Audit Fees:                        $ 23,005
                  Financial Information Systems
                    Design and Implementation Fees:  $      -
                  All Other Fees                     $      -

The Audit Committee has determined that the provision of the above services by the Company's independent accountants is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

The Audit Committee reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP and management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principals. The discussions with

PricewaterhouseCoopers LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with PricewaterhouseCoopers LLP.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and PricewaterhouseCoopers LLP referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 for filing with the Securities and Exchange Commission.

                              THE AUDIT COMMITTEE:
                         WILLIAM J. NANCE, CHAIRPERSON
                                 JOHN C. LOVE


                             EXECUTIVE COMPENSATION

As a small business issuer, Portsmouth has no compensation committee. Executive officer compensation is set by disinterested members of the Board of Directors. Set forth below is a summary compensation table concerning compensation of the Chief Executive Officer ("CEO"), and any qualifying Executive Officer or employee, for the last three completed fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                           Other Annual
Name and Principal Position    Year    Salary     Bonus    Compensation
---------------------------    ----    ------     -----    ----------------
John V. Winfield               2001    $90,000     $ 0        $6,000(1)
Chairman, President and        2000    $90,000     $ 0        $6,000
Chief Executive Officer        1999    $63,907     $ 0        $6,000

-----------------------

(1) Amounts shown reflect regular Directors fees. During fiscal 2001, 2000 and 1999, the Company also paid annual premiums of $17,000 for a split dollar whole life insurance policy, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

Portsmouth has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Portsmouth and any executive officer, nor are there any termination-of-employment or change-in-control arrangements.


                          DIRECTOR COMPENSATION

The bylaws of Portsmouth permit directors to be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. Each director is paid a fee of $1,500 per quarter for a total annual compensation of $6,000. This policy has been in effect since July 1, 1985.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of December 19, 2001, Santa Fe owned 68.8% of the common stock of Portsmouth, and InterGroup and John V. Winfield, in the aggregate, owned approximately 54.9% of the voting stock of Santa Fe. Four of the Directors of Portsmouth serve as Directors of InterGroup and three Directors of Portsmouth serve as Director of Santa Fe.

Certain costs and expenses, primarily salaries, rent and insurance, are allocated between the Company, Santa Fe, and InterGroup based on management's estimate of the utilization of resources. Effective June 30, 1998, certain accounting and administrative functions of the Company and its subsidiaries, were transferred to the Los Angeles, California offices of InterGroup. During the fiscal years ended June 30, 2001 and 2000, the Company made payments to InterGroup in the total amount of approximately $107,000 and $99,000, respectively, for administrative costs and reimbursement of direct and indirect costs associated with the management of the Company and its investments, including the partnership asset. During fiscal 2001 and 2000, the Company also paid annual consulting fees to an officer of InterGroup in the amount of $88,200.

John V. Winfield serves as Chief Executive Officer and Chairman of the Company, Santa Fe and InterGroup. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Santa Fe and InterGroup may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Santa Fe and InterGroup, at risk in connection with investment decisions made on behalf of the Company. Under the direction the Securities Investment Committee, the Company has instituted certain modifications to its procedures, which management believes will decrease the potential for conflicts of interest. On June 28, 2001, the Company, Santa Fe and InterGroup entered into an agreement with an investment advisory company, which assumed responsibility for the performance of the investment portfolios of the Company, Santa Fe and InterGroup as of March 5, 2001. That agreement was terminated on November 7, 2001.

In December 1998, the Board of Directors authorized the Company to obtain a whole life split dollar insurance policy covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal 2001 and 2000, the Company paid annual premiums of $17,000 for the split dollar whole life insurance policy, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.


There are no other relationships or related transactions between the Company and any of its officers, directors, five-percent security holders or their families that require disclosure.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF JOHN V. WINFIELD, JEROLD R. BABIN, JOSEF A. GRUNWALD, JOHN C. LOVE AND WILLIAM J. NANCE AS DIRECTORS OF THE COMPANY.

                   PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table shows, as of December 19, 2001, the Common Stock owned by every person owning of record (other than securities depositories), or known by the Company to own beneficially, more than 5% of the outstanding shares. Any voting securities beneficially owned by directors and director nominees are also disclosed under Proposal 1 - Election of Directors herein.


         Name                   Shares of Common Stock   Percent of Class (1)
         ----                   ----------------------   --------------------
Santa Fe Financial Corporation          505,142(2)              68.8%
   820 Moraga Drive
   Los Angeles, CA 90049

Jerold R. Babin                          48,345(3)               6.6%
   4 Embarcadero Center
   Suite 2400
   San Francisco, CA 94111-4131
-------------------------------

(1) Based on 734,183 shares issued and outstanding.

(2) Santa Fe is the record and beneficial owner of 505,142 shares.
    The President and Chairman of the Board of Santa Fe votes these shares.

(3) Jerold R. Babin claims sole voting power over the 48,345 shares identified herein, of which he has sole dispositive power over 9,667 held in his retirement account. He claims shared dispositive power with his wife over the 38,478 shares which they hold as trustees of a family trust.

As of December 19, 2001, there were 734,183 shares of the Company's Common Stock issued and outstanding, which were held by approximately 284 shareholders of record and approximately 402 beneficial holders.


                                PROPOSAL II

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected the firm of PricewaterhouseCoopers LLP, certified public accountants, as the Company's independent accountants for the fiscal year ending June 30, 2002 and recommends to shareholders that they vote for the ratification of this selection. PricewaterhouseCoopers LLP has served as the Company's independent accountants commencing with the audit for the year ended December 31, 1997. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to make a statement, if desired, and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                                OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last shareholders' meeting, which action will not amount to ratification of the actions taken at that meeting. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of the person voting the proxies.


                            SHAREHOLDER PROPOSALS

It is presently anticipated that the 2002 Annual Meeting of Shareholders will be held on or around January 30, 2003. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the 2002 Annual Meeting must be received by the Company no later than August 30, 2002. The proposal must be in accordance with the provisions of Rule 4a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested.



                         FORM 10-KSB and ANNUAL REPORT

The Annual Report to Shareholders for the 2001 fiscal year accompanies this proxy statement, but is not deemed a part of the proxy solicitation material. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: Michael G. Zybala, Secretary, Portsmouth Square, Inc., 820 Moraga Drive, Los Angeles, CA 90049. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of the common stock of the company on December 19, 2001. The Company's Form 10-KSB and other reports are also available through the Securities and Exchange Commission's world wide web site (http://www.sec.gov).


                                           By Order of the Board of Directors

                                              PORTSMOUTH SQUARE, INC.

                                              Michael G. Zybala
                                              Secretary

Dated: Los Angeles, California
       December 21, 2001

                                    APPENDIX-A
                                    ----------
                       AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                        OF
                              PORTSMOUTH SQUARE, INC.
                                     CHARTER
                               --------------------
                              (Adopted June 8, 2000)

I.     PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

        * Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

        * Review and appraise the audit efforts of the Corporation's independent accountants and internal accounting department.

        * Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.


II.    COMPOSITION

The Audit Committee shall be comprised of two or more directors as determined by the Board, the majority of which shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director will not be considered "independent" if, among other things, he or she has:

* been employed by the corporation or its affiliates in the current or past three years;

* accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation;

* an immediate family member who is, or has been in the last three years, employed by the corporation or its affiliates as an executive officer;

* been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

* been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with
IV.4. below).


IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal accounting department and management's response.

4. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
-----------------------

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes
-----------------------------

8. In consultation with the independent accountants and the internal accountants, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.


Process Improvement
-------------------

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.


12. Following completion of the annual audit, review separately with management, the independent accountants and the internal accounting department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal accounting department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal accounting department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance
----------------------------

15. Review management's monitoring of the corporation's compliance requirements and ensure that management has the proper review system in place to ensure that corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

16. Review activities, organizational structure, and qualifications of the internal audit department.

17. Review, with the organization's counsel, legal compliance matters any legal matter that could have a significant impact on the organization's financial statements.

18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

PROXY                                                                   PROXY
                          PORTSMOUTH SQUARE, INC.
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 31, 2002
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John V. Winfield and Michael G. Zybala, or either of them, as proxies, with power of substitution to each proxy and substitute, to vote the Common Stock of the undersigned at the 2001 Annual Meeting of Shareholders of Portsmouth Square, Inc. and at any adjournments thereof, as indicated on the reverse hereof on the proposals for Election of Directors, Ratification of Appointment of Independent Accountants and as said proxies may determine in the exercise of their best judgment on any other matters which may properly come before the meeting.

IF PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NOT SPECIFIED, WILL BE VOTED FOR ELECTING ALL NOMINEES AND FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

    PLEASE SIGN ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED
ENVELOPE

                                                              -----------
                                                              SEE REVERSE
                                                              -----------


1. Election of Directors: NOMINEES: John V. Winfield, Jerold R. Babin, Josef
   A. Grunwald, John C. Love and William J. Nance.

   CHECK ONE: [ ] FOR ALL NOMINEES      [ ] WITHHELD FROM ALL NOMINEES

              [ ] ---------------------------------------------------
                  FOR, EXCEPT VOTE WITHHELD FROM THE ABOVE NOMINEE(S)


2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending June 30, 2002.

            [ ] FOR            [ ] AGAINST             [ ] ABSTAIN


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING IN A REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE. IF JOINT TENANTS, BOTH SHAREHOLDERS SHOULD SIGN.


                                              Dated: _______________, 2002

                                              ____________________________
                                              Signature

                                              ____________________________
                                              Signature if held jointly


7